UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  September 8, 2006



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                    60425
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      See the discussion set forth under Item 5.02 below, which discussion is incorporated into this Item 1.01 by reference.



ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (b) On September 14, 2006, Landauer, Inc. ("LDR") announced that James M. O'Connell will cease serving as LDR's Chief Financial Officer, effective October 16, 2006. Mr. O'Connell intends to retire from LDR.

      (c)(1) On September 14, 2006, LDR announced that Jonathon M. Singer will join LDR as its Senior Vice President - Treasurer, Secretary and Chief Financial Officer, effective October 16, 2006.

      (2) Mr. Singer, age 42, served as Vice President Global Finance, Chief Financial Officer for the Medical segment of Teleflex Incorporated, a diversified industrial company, since 2005. Previously he served as Vice President, Strategy and Business Development for Teleflex's Medical segment from 2004 until 2005. From 1998 through 2004, he worked in a number of positions within the Medical Products and Services business segment of Cardinal Health, Inc., a provider of products and services supporting the health care industry, and most recently as its Vice President, Strategy and Business Development.

      (3) Pursuant to a letter from LDR addressed to Mr. Singer relating to employment dated September 8, 2006 (the "Letter Agreement"), Mr. Singer's initial annual base salary is $250,000, and beginning with LDR's 2007 fiscal year (which begins October 1, 2006), he will have the opportunity to earn bonuses under LDR's Incentive Compensation Plan for Executive Officers, with a target incentive bonus opportunity of not less than 40% of base salary. Mr. Singer will also receive a signing bonus of $75,000 upon the commencement of his employment, 100% of which must be repaid to LDR if he resigns within the first year of his employment, and 50% of which must be repaid if he resigns within the second year of his employment. Mr. Singer will receive a restricted stock award of (i) 850 shares of LDR's common stock, one-half of which will vest on the six-month anniversary of the commencement of his employment and one-half of which will vest on the eighteen month anniversary of the commencement of his employment and (ii) 1,500 shares of LDR's common stock, one-third of which will vest on each of the first three anniversaries of the commencement of his employment. He will also be eligible to participate in LDR's 2005 Long-Term Incentive Plan, with a restricted stock grant of LDR's common stock (or other equity award) valued at not less than $215,000 at the date of grant to be made upon commencement of employment, which award will vest over a three-year performance period based on the attainment of certain performance goals established by LDR's board of directors. If LDR terminates Mr. Singer's employment without Cause (as defined in the Letter Agreement), Mr. Singer will be entitled to receive severance pay equal to nine months of base salary as well as a prorated target bonus for the fiscal year in which his termination occurs. Mr. Singer will also participate in LDR's Executive Special Severance Plan and be subject to LDR's standard non-competition and confidentiality agreement for salaried employees.

      A copy of the Letter Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the terms of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement.

      On September 14, 2006, LDR issued a News Release announcing Mr. Singer's election by LDR's board of directors. A copy of the News Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.



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


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

            Exhibit
            No.         Description
            --------    -----------

            10.1 Letter from Landauer, Inc. to Jonathon M. Singer relating to employment, dated September 8, 2006

            99.1        News Release, dated September 14, 2006


























































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


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.



Date:  September 14, 2006           /s/ William E. Saxelby
                                    ------------------------------
                                    William E. Saxelby
                                    President and
                                    Chief Executive Officer
                                    (Principal Executive Officer)




















































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


                               EXHIBIT INDEX



      EXHIBIT NO.       DESCRIPTION
      -----------       -----------

      10.1 Letter from Landauer, Inc. to Jonathon M. Singer relating to employment, dated September 8, 2006

      99.1              News Release, dated September 14, 2006



























































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